U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA
     (State or other jurisdiction of                     33-0925319
      incorporation or organization)                   (IRS Employer
                                                     Identification No.)
         2411 FOUNTAINVIEW DRIVE, SUITE 120
                  HOUSTON, TEXAS                           77057
      (Address of principal executive offices)           (Zip Code)

                                  (604) 629-8603
            (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 15, 2006, Texhoma Energy, Inc.'s (the "Company's, "we," "us") wholly-owned subsidiary, Texaurus Energy, Inc., which was formed in March 2006 as a Delaware corporation ("Texaurus"), entered into a Sales and Purchase Agreement with Structured Capital Corp., a Texas corporation ("Structured" and the "Structured Agreement") to purchase certain oil and gas leases in Vermillion Parish, Louisiana, which represent a 10% working interest (7.3% net revenue interest) in such leases (the "Little White Lake Property"). The agreed purchase price of the Little White Lake Property is a) two million five hundred thousand dollars ($2,500,000) and b) the issuance of 37,500,000 shares of our common stock, provided that the issue price of private placements that are to occur contemporaneously the sale of the Little White Property is $0.04 per share. The closing of Structured Agreement shall be held on April 7, 2006, unless such date is extended by the agreement of the parties or if additional due diligence is required by Texaurus, in which case the closing shall be extended for up to an additional thirty (30) days. We believe that the sale of the Secured Term Note to Laurus (as defined below), will give us the opportunity to complete the purchase of the Little White Lake Property pursuant to the terms of the Structured Agreement, of which there can be no assurance.

     On March 28, 2006, with an effective date of January 1, 2006, Texaurus closed a Sales & Purchase Agreement to purchase certain interests from Kilrush Petroleum, Inc. in Allen Parish, Louisiana and Calcasieu Parish, Louisiana, for aggregate consideration of $5,225,000. Texaurus paid the $5,225,000 purchase price with proceeds received from its sale of the Secured Term Note with Laurus (defined below), described in greater detail below. The closing of the Sales & Purchase Agreement is described in greater detail below under "Item 2.01 Completion of Acquisition or Disposition of Assets".

SECURITIES PURCHASE AGREEMENT
-----------------------------

     On March 28, 2006 (the "Closing"), Texaurus entered into a Securities Purchase Agreement ("Securities Purchase Agreement") with Laurus Master Fund, Ltd. ("Laurus"); a Registration Rights Agreement with Laurus ("Registration Rights Agreement"); issued Laurus a Common Stock Purchase Warrant (the "Texaurus Warrant"); entered into a Master Security Agreement with Laurus; sold Laurus a Secured Term Note in the amount of $8,500,000 (the "Note"), and entered into various other agreements described below. Additionally, in connection with the Closing, we issued Laurus a Common Stock Purchase Warrant (the "Texhoma Warrant"), which agreements are described in greater detail below.

     The Securities Purchase Agreement contained a provision, whereby Texaurus agreed to use the proceeds from the sale of the Note and Texaurus Warrant for the purpose of acquiring the Kilrush Property (as described and defined below under Item 2.01 of report on Form 8-K), the purchase of the Little White Lake Property (described above), and any and all other acquisitions of Texaurus, with the prior written approval of Laurus.

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SECURED TERM NOTE
-----------------

     The Secured Term Note (the "Note") in the amount of $8,500,000, which was sold by Texaurus to Laurus in connection with the Closing, is due and payable in three years on March 27, 2009 (the "Maturity Date"), and bears interest at the Wall Street Journal Prime Rate (the "Prime Rate"), plus two percent (2%) (the "Contract Rate"), based on a 360 day year, payable monthly in arrears, beginning on April 1, 2006, provided however that the Contract Rate shall never be less than eight percent (8%). As of the date of this filing, the Contract Rate is nine and one half percent (9.5%) per year, with the Prime Rate at seven and one half percent (7.5%) as of March 29, 2006. However, interest is only due monthly on the amount of the note not in the Restricted Account (as described below), with the accrued interest on the amount of money in the Restricted Account due only on the Maturity Date of the Note.

     Pursuant to the terms of the Note, $2,669,234.65 of the amount received by Texaurus in connection with the sale of the Note was placed into a "Restricted Account," for use for the consummation of the purchase of the Little White Lake Property in Louisiana, and any and all other acquisitions of Texaurus, which funds shall be released to Texaurus solely in the discretion of Laurus.

     Additionally, the Note provided for principal payments on the funds not put into the Restricted Account to be made each month, beginning on June 1, 2006, and continuing up to and including the Maturity Date. The amount of these monthly principal payments is equal to eighty percent (80%) of the gross production revenue received by Texaurus, relating to all oil and gas properties owned by Texaurus, for the prior calendar month, provided that the principal payments shall increase to one hundred percent (100%) of such gross production revenue if an Event of Default occurs (as defined below).

     "Events  of  Default"  under  the  Note  include:

     a) Texaurus' failure to pay any amount due under the Note and/or Master Security Agreement, when due, which failure continues for a period of three (3) days;

     b) Texaurus' breach of any covenant or other term or condition of the Note, which breach, if curable, continues for a period of fifteen
          (15)  days  without  being  cured;

     c) The breach of any representation or warranty made by Texaurus or the Company in connection with any agreements entered into pursuant to the Closing;

     d) The occurrence of a default under any other agreement entered into by Texaurus or the Company of any contingent obligation of

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          $50,000  or  more,  which default causes such contingent obligation to become  payable  prior  to  its  stated  maturity  date;

     e) Any change or occurrence, of any event which could reasonably be expected to cause a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of us or Texaurus, taken individually and as a whole;

     f) If the Company or Texaurus enter into or become party to certain bankruptcy provisions and/or become insolvent;

     g) If a judgment is attached against the assets of the Company or Texaurus, in excess of $50,000;

     h) If any shareholder becomes the direct or indirect beneficial owners of 35% or more of Texaurus' outstanding common stock (other than Laurus); if Texaurus' Board of Directors ceases to consist of a majority of Texaurus' current directors, currently Frank Jacobs, our Executive Chairman and Director and Orlando Figueroa, who is not affiliated with us (unless Laurus consents thereto, which consent will not be unreasonably withheld); or if Texaurus merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

     i) The indictment or threatened indictment of the Company or Texaurus, under any criminal statute, or the commencement of any criminal or civil proceeding against the Company or Texaurus, which includes possible penalties, which if sought or available could include the forfeiture of any of Texaurus' or the Company's property; or

     j)   An event  of  default  occurs  under  the  Securities  Purchase
          Agreement, or other Closing agreement entered into with Laurus in connection with the Closing, and such breach in certain situations, if capable of cure is not cured within fifteen (15) days of such breach; or if the Company or Texaurus attempts to terminate or challenge the Securities Purchase Agreement.

     If an Event of Default occurs under the Note, the Note shall bear additional interest in the amount of two percent (2%) per month above the then current interest rate of the Note, until such Event of Default is cured or waived. Additionally, upon the occurrence of and during the continuance of any Event of Default, Laurus can at its option, demand repayment in full of all obligations and liabilities owning by Texaurus to Laurus by way of a default payment equal to 130% of the outstanding principal amount of the Note and any accrued but unpaid interest thereon.

     Additionally, we agreed to guaranty the Note and other obligations owing to Laurus pursuant to a Guaranty, the entry into a Master Security Agreement (described below) and the entry into a Stock Pledge Agreement, whereby we pledged the 100% of outstanding stock of Texaurus to Laurus to guarantee the

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payment  and  performance  of all obligations and indebtedness owed to Laurus by
Texaurus. Frank Jacobs, our Executive Chairman and one of our Directors, and the President, Chief Executive Officer and a Director of Texaurus provided Laurus a guaranty at the Closing, whereby he agreed to provide a) $300,000 of personal funding to Texaurus by March 31, 2006, which funding has been provided by way of a subscription for 7,500,000 shares of our common stock at $0.04 per share; b) $400,000 in additional funding to Texaurus in the event Texaurus does not consummate the purchase of the Little White Lake Property on or prior to June 1, 2006; and c) if the Little White Lake Property transaction is consummated, he agreed to provide an amount of funding equal to $2,000,000 minus the previous funding received by Texaurus from Mr. Jacobs pursuant to a) and b) above.

     In connection with the Closing, Texaurus paid Laurus Capital Management, LLC, the manager of Laurus, a closing payment equal to 3.5% of the Note, or $297,500; Energy Capital Advisors, LLC, an advisory fee equal to $495,000; which along with the $2,669,234.65 placed in the Restricted Account; certain amounts paid to various other parties, including our law firm, Laurus' law firm and certain of our advisors; and the $5,225,000 paid for the Kilrush, represented the entire $8,500,000 received in connection with the sale of the Note, as well as $200,000 in funding provided by our Executive Chairman and Director, Frank Jacobs, as described in greater detail below under Item 2.01.

     Additionally, in consideration for advisory services rendered in connection with the Closing, we granted Energy Capital Solutions, LLC, warrants to purchase up to 1,062,500 shares of our common stock at an exercise price of $0.04 per share. Energy Capital Solutions, LLC's warrants expire if unexercised at 5:00 P.M. C.S.T. on March 28, 2011.

REGISTRATION RIGHTS AGREEMENT
-----------------------------

     In connection with the Closing, we entered into a Registration Rights Agreement with Laurus, by which we agreed to file a registration statement covering the shares exercisable in connection with the Texhoma Warrant within sixty (60) days of the date of the Closing, and that such registration statement would be effective within one hundred and eighty (180) days of the Closing date.

TEXAURUS WARRANT
----------------

     In connection with the Closing, Texaurus issued Laurus the Texaurus Warrant, which provides Laurus the right to purchase up to 961 shares of Texaurus common stock, representing 49% of Texaurus' outstanding common stock at an exercise price of $0.001 per share. The Texaurus Warrant is exercisable by Laurus at any time after the payment by Texaurus in full of the Note. The Texaurus Warrant will be subject to identical rights to registration as described above in connection with the Texhoma Registration Rights Agreement, when and if Texaurus completes an initial public offering and/or otherwise becomes publicly traded.

TEXHOMA  WARRANT
----------------

     In addition to the Texaurus Warrant granted to Laurus by Texaurus, at the Closing, we granted Laurus a Common Stock Purchase Warrant (the "Texhoma Warrant"), to purchase up to 10,625,000 shares of our common stock at an exercise price of $0.04 per share, which if exercised in full would provide us aggregate consideration of $425,000. The Texhoma Warrant expires if unexercised at 5:00 P.M. on March 28, 2011. The Texhoma Warrant contains a provision whereby Laurus is not able to exercise any portion of the Warrant, which exercise would cause it to hold more than 4.99% of our issued and outstanding common stock, unless an Event of Default under the Note has occurred (as described above) and/or if Laurus provides us 75 days prior written notice of their intent to hold greater than 4.99% of our issued and outstanding common stock.

MASTER  SECURITY  AGREEMENT
---------------------------

     To secure the payment of the obligations of Texaurus incurred in connection with the Closing, Texaurus and we entered into a Master Security Agreement with Laurus, whereby Texaurus and we agreed to grant Laurus a continuing security interest in all of our cash, cash equivalents, accounts, accounts receivable, deposit accounts (including the amount in the Restricted Account, as described above), inventory, equipment, goods, fixtures, documents, instruments, contract rights, general intangibles, chattel paper, investment property, letter-of-credit rights, trademarks and applications, patents and applications, copyrights and applications and other intellectual property which Texaurus has or hereafter acquires; the Kilrush Property and any additional properties or interests acquired by Texaurus, as well as certain other interests associated with such properties.

SIDE  LETTER  AGREEMENT
-----------------------

     In connection with the issuance of the Texaurus Warrant, we and Texaurus entered into a "Side Letter Agreement," whereby we and Texaurus agreed that following the exercise of the Texaurus Warrant by Laurus, we and Laurus would negotiate in good faith the terms of a shareholders agreement in connection with Texaurus, which among other things would provide for Laurus' consent to certain actions to be taken by Texaurus or us, including, declaring or paying any dividends, selling or disposing of any assets, entering into any transactions outside of the normal course of business, creating any mortgage, lien, charge or other form of encumbrance with respect to any assets, entering into any agreements with third parties, issuing or selling any capital stock, warrants or convertible securities, or appointing or replacing any outside accountants or auditors.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On March 28, 2006, with an effective date of January 1, 2006, Texaurus closed a Sales & Purchase Agreement to purchase certain interests in the Barnes Creek Field, located in Allen Parish, Louisiana and the Edgerly Field located in Calcasieu Parish, Louisiana from Kilrush Petroleum, Inc. ("Kilrush" and the "Kilrush Agreement"), for an aggregate consideration of $5,225,000. The purchased interests constitute a 7.42% working interest (a 5.38% net revenue interest) in the Barnes Creek gas field and an 11.76% working interest (8.47% net revenue interest) in the Edgerly oil field (the "Kilrush Property").

     Texaurus paid for the purchase price of the Kilrush Property with money received in connection with the sale of the Note and with $300,000 received by us from our Executive Chairman and Director, Frank Jacobs, in connection with a subscription for 7,500,000 shares of our common stock at $0.04 per share. After the purchase of the Kilrush Property and the payment of certain fees in connection with the Laurus funding, Texaurus has only the $2,669,234.46 in the Restricted Account remaining from the Laurus funding. However, if Laurus chooses to exercise the Texhoma Option following payment in full of all amounts owing to Laurus under the Note and purchase 10,625,000 shares of our common stock at an exercise price of $0.04 per share, we will receive additional consideration of $425,000.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On March 28, 2006, in connection with the Closing, we granted Laurus a Common Stock Purchase Warrant to purchase up to 10,625,000 shares of our common stock at an exercise price of $0.04 per share and sold Laurus an $8,500,000 Secured Term Note. We claim an exemption from registration afforded by Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"), for the issuance of the Common Stock Purchase Warrant and Note.

     On March 28, 2006, in connection with the Closing, Texaurus granted Laurus a Common Stock Purchase Warrant, which provides Laurus the right to purchase up to 961 shares of Texaurus' common stock, representing 49% of Texaurus' outstanding common stock at an exercise price of $0.001 per share. Texaurus claims an exemption from registration afforded by Rule 506 of Regulation D under the Act, for the issuance of the Common Stock Purchase Warrant.

     On March 28, 2006, in consideration for advisory services rendered in connection with the Closing, we granted Energy Capital Solutions, LLC, warrants to purchase up to 1,062,500 shares of our common stock at an exercise price of $0.04 per share, which warrants expire if unexercised at 5:00 P.M. C.S.T. on March 28, 2011. We claim an exemption from registration afforded by Rule 506 of Regulation D under the Act, for the issuance of the warrants.

In March 2006, our Executive Chairman and Director, Frank Jacobs subscribed for 7,500,000 shares of our common stock at $0.04 per share, for aggregate consideration of $300,000, which funds were immediately used by us in connection

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with  the  Closing  of  the  Kilrush  Property.  We  claim  an  exemption  from registration afforded by Section 4(2) of the Securities Act of 1933, since the foregoing issuance did not involve a public offering, the recipient took the warrants for investment and not resale and we took appropriate measures to restrict transfer.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit Number     Description
--------------     -----------

      10.1*        Sales and Purchase Agreement with Structured Capital Corp.
      10.2*        Sales & Purchase Agreement with Kilrush Petroleum
      10.3*        Securities Purchase Agreement
      10.4*        Secured Term Note
      10.5*        Warrant Agreement (Texaurus)
      10.6*        Warrant Agreement (Texhoma)
      10.7*        Registration Rights Agreement
      10.8*        Stock Pledge Agreement
      10.9*        Side Letter Agreement
      10.10*       Guaranty of Texaurus
      10.11*       Personal Guaranty of Frank Jacobs
      10.12*       Warrant with Energy Capital Solutions, LLC
      10.13*       Frank Jacobs Subscription Agreement


* Attached hereto.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

April 4, 2006


/s/  Frank A. Jacobs
--------------------
Frank A. Jacobs,
Executive Chairman

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